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                          REGISTRATION RIGHTS AGREEMENT

                                 BY AND BETWEEN

                                 SHONEY'S, INC.

                                       AND

                                RAYMOND L. DANNER

                              NASHVILLE, TENNESSEE

                                DECEMBER 1, 1997




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                                TABLE OF CONTENTS

1.       Certain Definitions and Terms..........................................2

2.       Statement of Intent....................................................4

3.       Required and Incidental Registrations..................................4

4.       Deviation from Agreement; Amendments; and Waivers.....................20

5.       Construction..........................................................20

6.       Titles of Articles, Sections and Subsections..........................20

7.       Shareholder's Death...................................................20

8.       Time of Essence.......................................................20

9.       Successors and Assigns, Etc...........................................21

10.      Notices...............................................................21

11.      Arbitration...........................................................22

12.      Best Efforts..........................................................23

13.      Good Faith and Fair Dealing; Cooperation..............................23

14.      Resolution of Issues, Etc.............................................23

15.      Counterparts..........................................................24

SIGNATURES.....................................................................24




                                       ii


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                          REGISTRATION RIGHTS AGREEMENT
                          BY AND BETWEEN SHONEY'S, INC.
                              AND RAYMOND L. DANNER

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") entered into and made by Shoney's, Inc. (the "Company") and Raymond L. Danner (the "Shareholder"), on behalf of himself and his affiliates, to be effective as of December 1, 1997.

                                    RECITALS:

         A. The Shareholder and/or his affiliates beneficially own the Shares (as defined below) listed on Schedule A hereto, many of which have not been registered pursuant to the Securities Act of 1933, as amended.

         B. Both the Shareholder and the Company believe that a sale of all or a material portion of such a large number of the Shares (such as in the circumstances of a sale to diversify the Shareholder's estate or an estate sale to satisfy estate tax obligations after the Shareholder's death) without registration could have a disruptive and deleterious impact on the orderly and stable market for the Company's Common Stock.

         C. The appropriate officers of the Company are authorized to enter into this registration rights agreement with the Shareholder, under which all or a material portion of the Shares may be registered for sale incidental to a public distribution of the Shares (excluding Plan Registrations, as herein defined), subject to the terms and conditions expressed herein.

         D. The appropriate officers of the Company also have been authorized to include in this registration rights agreement an agreement to cooperate with the Shareholder during his life and, thereafter, with the estate of the Shareholder in one registration of the Shares on demand (with reasonable advance notice) during his lifetime and one registration upon his death, pursuant to the terms and subject to the conditions expressed in this Agreement.




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         NOW THEREFORE, in consideration of One Thousand Dollars ($1,000.00)
paid by the Shareholder to the Company, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties have agreed to the terms set forth in this Agreement.

                                     TERMS:

         1. Certain Definitions and Terms. The following terms and definitions apply to this Agreement:

         a. "Common Stock" means the Company's common stock, $1.00 par value, outstanding on the date hereof, together with any reclassifications thereof or other changes in respect thereof.

         b. "Company" means Shoney's, Inc., a Tennessee corporation with principal offices located currently at 1727 Elm Hill Pike, Nashville, Tennessee, and any successor(s) in interest thereto.

         c. "Company Party" shall have the meaning ascribed to such term in Subsection 3.e. hereof.

         d. "Estate" means the Estate of Raymond L. Danner.

         e. "Executor" means the executor or administrator of the Estate, as such Person(s) may be appointed from time to time.

         f. "NYSE" means the New York Stock Exchange, Inc. and any successor(s) in interest thereto.

         g. "Person" means any individual, corporation, limited liability company, limited liability partnership, partnership, general partnership, association, joint venture, joint stock company, syndicate, business trust or other type of trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.


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         h. "Plan Registration" means a registration statement filed on Form S-4 or Form S-8, or any shelf registration statement (unless and until the securities registered under a shelf registration statement are actually offered for sale) or other similar successor registration statement.

         i. "Registrable Securities" shall have the meaning ascribed to such term in Section 3 hereof.

         j. "Securities Act" means the Securities Act of 1933, as amended.

         k. "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         l. "SEC" means the United States Securities and Exchange Commission.

         m. "Shareholder" means Raymond L. Danner, currently a resident and a citizen of the State of Tennessee. The term "Shareholder" includes also, where the context so indicates, the Executor.

         n. "Shareholder Party" shall have the meaning ascribed to such term in Subsection 3.e. hereof.

         o. "Shares" means shares of Common Stock beneficially owned by the Shareholder and/or his affiliates as listed on Schedule A hereto, unless the context otherwise requires, subject to any adjustment to reflect any reclassifications thereof or other changes in respect thereof.

         p. "State Administrator" means the Person charged with administering or enforcing State Laws.

         q. "State Laws" mean laws, rules and regulations applicable to the registration or sale of securities in the various states and territories of the United States of America, including the District of Columbia, and this term includes those statutes commonly referred to as "Blue Sky Laws."


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         r. The words "hereof", "herein", "hereunder", and words of similar import shall, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

         s. Words importing a particular gender mean and include every other gender, and words importing the singular number mean and include the plural number, and vice versa, as the context shall require.

         2. Statement of Intent. This Agreement is intended to serve as the mechanism for avoiding, to the extent practicable, a disruption of the market in the Common Stock resulting from any sale of all or a material portion of the Shares before or after the Shareholder's death (many of such Shares having not been registered pursuant to the Securities Act) in a public distribution pursuant to applicable exemptions under the Securities Act. The parties' agreements herein are subject to the terms and conditions set forth in this Agreement. This Agreement provides a non-exclusive means for the Shareholder or the Estate to dispose of the Shares.

         3. Required and Incidental Registrations.

         a. Required Registration.

         i. During the lifetime of the Shareholder and upon the written request of the Shareholder, the Company agrees to prepare and file a registration statement under the Securities Act covering the Shares which are the subject of such request (referred to herein as the "Registrable Securities") and agrees to use its best efforts to cause such registration statement to become effective as expeditiously as possible.

         ii. Commencing on the death of the Shareholder, if and whenever the Company shall receive a written request therefor from the Executor of the Estate, the Company agrees to prepare and file a registration statement under the Securities Act covering the Shares which are the subject of such request (also referred to herein as the "Registrable Securities") and agrees to use its best efforts to cause such registration statement to become effective as expeditiously as possible. Before acting on any such request, the Company shall have the right to determine to its reasonable satisfaction that the person making the request has the legal authority to represent the Estate and that such person is authorized to make the request. An opinion of counsel to the Estate or certified copies of court orders (including letters testamentary) confirming or containing such authorization shall satisfy the Company's inquiry into the authority of the person making the request.



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         iii. The Company shall be required to prepare, file and to use its best efforts to cause to become effective only one registration statement pursuant to this Subsection 3.a. during the life of the Shareholder and only one after his death.

         iv. The request for registration by the Shareholder or the Executor shall specify the number of Shares to be registered and shall describe the proposed method of sale of such Shares. If, in the judgment of the Shareholder or the Executor, the proposed sale of Registrable Securities is not on satisfactory terms, such request may be withdrawn by the Shareholder or the Executor at any time before the registration statement is effective, with the effect that such request shall be deemed, for the purposes of this Agreement, never to have been made so long as the Shareholder or the Executor promptly reimburses the Company for all reasonable expenses incurred by the Company related to such now-withdrawn request. Such expenses shall be itemized.

         v. If the Shareholder or the Executor intends to distribute the Registrable Securities by means of an underwriting, the Shareholder or the Executor shall provide the Company with the name of a nationally recognized managing underwriter or underwriters (the "Managing Underwriter") that the Shareholder or the Executor proposes to employ as a part of Shareholder's or the Executor's request made pursuant to this Subsection. The Company shall have the right to approve such Managing Underwriter, which approval shall not be unreasonably withheld. The Company may disapprove the Shareholder's proposed underwriter if the Company is then in the process of registering its securities using another nationally recognized Managing Underwriter or has otherwise obligated itself to use another nationally recognized Managing Underwriter in public offerings of its securities. In the event that the Shareholder or the Estate proposes to sell Shares through such underwriting, the Company agrees to enter into (together with the Shareholder or the Executor and the other shareholders distributing their securities through such underwriting) an underwriting agreement with the nationally recognized Managing Underwriter and other underwriters selected for such underwriting, provided that such underwriting agreement is in customary form (including customary provisions restricting any participant's ability to sell shares of the Company securities for a reasonable period following the effective date of the registration statement) and is reasonably acceptable to the Company.

         vi. The Company and, subject to the requirements of Subsection f. of this Section 3, other holders of the Company's securities may include securities for its (or their) own account in such registration (1) if the Managing Underwriter so agrees and (2) if the number of Registrable Securities which would otherwise have been included in such registration statement and underwriting will not thereby be limited.

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         vii. The Company may postpone the filing of any registration statement requested pursuant to this Subsection for a reasonable period of time not to exceed one hundred twenty (120) days if it deems such postponement prudent as a result of current Company or market circumstances, so long as such postponement does not delay the expected date of sale of the Registrable Securities beyond ten (10) days before the date by which the Executor must pay federal and/or state estate taxes in respect of the Estate, including available extensions of such date that can be obtained by the Executor without, in the opinion of counsel to the Estate, unreasonable expense or uncertainty (the "Tax Deadline"). The Shareholder's Executor shall certify in writing to the Company the date that such Person is advised is the Tax Deadline by legal counsel to the Estate and shall furnish to the Company, upon request, a copy of the opinion of such counsel to the Estate.

         viii. Notwithstanding anything to the contrary contained herein, the Company may choose to deny any request for registration pursuant to Subsection 3.a. within one hundred twenty (120) days after the effective date of a registration statement filed by the Company covering an underwritten public offering which the Shareholder or the Executor shall have been entitled to join, but failed or refused to join, pursuant to Subsection 3.b., unless (1) in the interim the Shareholder shall have died, (2) the Managing Underwriter shall have limited the number of Registrable Securities that the Shareholder or the Executor proposed to offer for sale pursuant to such registration statement, and/or (3) if the registration statement shall have been withdrawn by the Company or the underwriting was not completed substantially in accordance with the terms offered to the Shareholder or the Executor.

         ix. The Company shall not be required to effect any requested registration pursuant to this Subsection 3.a. if such registration does not involve the disposition of Registrable Securities constituting at least twenty-five percent (25%) of the Shares registered in the name of the Shareholder or the Estate and if the Company shall deliver to the Shareholder or to the Executor making such request an unqualified opinion of counsel reasonably acceptable for such Shareholder or Executor to the effect that no such registration is necessary under the Securities Act and applicable State Laws in connection with the proposed disposition of such Registrable Securities. Such opinion shall be addressed to the Shareholder (or to the Estate and the Executor as the case may be) and shall specifically state that such person or entity, and the proposed purchaser(s) of the Shares to which the opinion relates, are entitled to rely thereon in connection with the means of disposition covered by such opinion; provided, however, that this limitation shall not apply if the proposed purchaser(s) from the Shareholder or the Estate refuse(s) to purchase the Shares unless they first be registered.

         x. The Company shall not be required to effect any requested registration pursuant to Subsection 3.a. if the Company is engaged or plans to be engaged within ninety (90) days, at the time

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of such written request, in a registered public offering in which the
Shareholder or the Executor has the right to request inclusion of the Registrable Securities pursuant to Subsection 3.b. hereof so long as (1) the Company uses its best efforts to assure that all of the Registrable Securities are in fact included in such registration and (2) as to requests by the Estate after the death of the Shareholder, the sale pursuant to such registered public offering is expected to be completed not less than ten (10) days before the Tax Deadline. In the event that the Company advises the Shareholder or the Executor that the Company is denying the request for the reason set out in this paragraph, it is agreed that such request for registration shall not be deemed or understood to count as a demand registration request under Subsection 3.a. for purposes of this Agreement.

         xi. If the requested registration pursuant to Subsection 3.a. hereof does not involve an underwritten public offering, the Company's obligation to maintain the availability of such registration statement for the public distribution of the Registrable Securities included thereunder shall not exceed ninety (90) days from the effective date of the registration statement.

         xii. The Shareholder or the Estate may withdraw the Registrable Securities from any registration statement filed pursuant to Subsection 3.a. at any time before the registration statement becomes effective by giving telephonic notice to the Company and any Managing Underwriter, which notice shall be reduced to writing and sent immediately to the Company in accordance with the notice provisions hereof, and in such event the Shareholder or the Estate shall promptly reimburse the Company for all reasonable expenses related to the filing of the registration statement and the Company's obligation to file a registration statement under Subsection 3.a. shall continue as if the demand never had been made. Such expenses shall be itemized.

         xiii. The Company's undertakings in this Section 3.a. include filings under and in compliance with State Laws, subject to the limitation set forth in Subsection 3.c.i.D.

         b. Incidental Registration.

         i. Each time the Company shall determine to file a registration statement under the Securities Act (other than pursuant to Section 3.a. hereof and other than in respect of a Plan Registration), either for its own account or on behalf of any other security holder, the Company agrees to give prompt written notice of its determination to the Shareholder or to the Executor. Upon the written request of the Shareholder or the Executor stating the number of Shares the Shareholder or the Executor desires to have registered and sold, received within fifteen (15) days after the receipt of such written notice from the Company, the Company agrees to use its best efforts to cause all or

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a portion of such Registrable Securities to be included in the Company's registration statement and registered under the Securities Act, all to the extent requisite to permit the sale or other disposition by the Shareholder or the Executor of as many of the shares of Registrable Securities as practicable. Notwithstanding the foregoing provisions of this Subsection 3.b.i., the Company may withdraw any registration statement filed or planned to be filed pursuant to Subsection 3.b. hereof without incurring any liability to the Shareholder or to the Estate (other than reimbursement of fees, including counsel, accounting and underwriting fees actually expended by the Shareholder or the Estate in connection with the proposed registration).

         ii. If the registration of which the Company gives written notice pursuant to Subsection 3.b.i. is for a public offering involving an underwriting, the Company agrees to so advise the Shareholder or the Executor as a part of its written notice, including the identity of a nationally recognized Managing Underwriter selected by the Company. In such event the right of the Shareholder or the Executor to registration pursuant to this Subsection 3.b.i. shall be conditioned upon the Shareholder's or the Executor's participation in such underwriting and the inclusion of the Shareholder's or the Executor's Registrable Securities in the underwriting to the extent provided herein. In the event that the Shareholder or the Estate proposes to sell Shares through such underwriting, the Shareholder or the Executor agrees to enter into (together with the Company and the other shareholders distributing their securities through such underwriting) an underwriting agreement with the nationally recognized Managing Underwriter and other underwriters selected for such underwriting by the Company, provided that such underwriting agreement is in customary form (including customary provisions restricting the ability of the Shareholder or his Estate to sell Shares for a reasonable period following the effective date of the registration statement) and is reasonably acceptable to the Company. No underwriting agreement shall result in charges to the Shareholder or the Estate that are disproportionate to the number of Registrable Securities included in the registration statement.

         iii. Notwithstanding any other provision of this Section 3.b., if the Managing Underwriter of an underwritten distribution advises the Company and the Shareholder or the Executor in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be registered exceeds the number of shares of Registrable Securities and other securities which is advisable to include in such offering (a "Recommendation"), then (A) the number of shares of Registrable Securities and other securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the Managing Underwriter it is advisable to include in such offering except for shares to be issued by the Company in an offering initiated by the Company, which shall have priority over the shares of Registrable Securities, and (B)


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such reduced number of shares shall be allocated among the Shareholder or the
Executor and holders of other securities in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities requested by the Shareholder or the Executor or other securities requested by other holders to be included in the registration statement. All Registrable Securities and other securities which are excluded from the underwriting by reason of the Managing Underwriter's Recommendation and all Shares not originally requested to be so included shall not be included in such registration statement and shall be withheld from the market by the holders thereof for a period which the Managing Underwriter reasonably determines is necessary to effect the underwritten public offering.

         iv. In the event that, as a result of the allocation as described in Subsection 3.b.iii. above, the Shareholder or the Executor is unable to include all requested Registrable Securities in a registration statement which is the subject of Subsection 3.b., then the Company, upon request of the Shareholder or the Executor, hereby agrees to include such Registrable Securities, with a full priority over other Company securities being offered by other Company security holders, in the next subsequent registration by the Company in accordance with Subsection 3.b. above, subject to a reduction being effected by reason of the Managing Underwriter's recommendation and compliance with other applicable terms of Subsection 3.b.

         v. The Shareholder or the Estate may withdraw Registrable Securities from any registration statement at any time before the registration statement becomes effective by giving telephonic notice to the Company and the Managing Underwriter, which notice shall be reduced to writing and sent immediately to the Company and to the Managing Underwriter in accordance with the notice provisions hereof.

         vi. The Company's undertakings in this Section 3.b. include filings under and in compliance with State Laws, subject to the limitation set forth in Subsection 3.c.i.D.

         c. Registration Procedures.

         i. If and whenever the Company is required by the provisions of Subsections a. or b. of this Section 3 to use its best efforts to effect the registration of Registrable Securities under the Securities Act, the Company, as expeditiously as possible, agrees to:

         A. In accordance with the Securities Act and all applicable rules and regulations, prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to


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cause such registration statement to become and remain effective for the period of distribution contemplated thereby, not to exceed ninety (90) days, and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective for such period and to maintain such registration statement and prospectus accurate and complete in all material respects for such period; provided, however, that the Company shall not be required to maintain the effectiveness of any registration statement not covering an underwritten public offering (1) beyond the period of distribution contemplated thereby or (2) for more than ninety (90) days after such registration statement becomes effective (whichever period is shorter);

         B. If the offering is to be underwritten in whole or in part, enter into and perform under a written underwriting agreement in customary form and substance which is reasonably satisfactory to the Managing Underwriter of the public offering, the Shareholder or the Executor, and the Company;

         C. Furnish to the Shareholder or the Executor and to the underwriters of the securities being registered such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such underwriters and the Shareholder or the Executor may reasonably request in order to facilitate the public offering of such securities;

         D. Use its best efforts to list, register or qualify the securities covered by such registration statement with the NYSE and under such State Laws of such jurisdictions as the Shareholder or the Executor and underwriters may reasonably request, except that the Company shall not for any purpose be required to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

         E. Notify the Shareholder or the Executor, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;


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         F. Notify the Shareholder or the Executor promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

         G. Prepare and file with the SEC, promptly upon the request of the Shareholder or the Executor, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for the Shareholder or the Executor, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by the Shareholder or the Executor;

         H. Prepare and file promptly with the SEC, and promptly notify the Shareholder or the Executor of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         I. In case the Shareholder or the Executor or any underwriter for the Shareholder or the Executor is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance in all material respects with the Securities Act or the rules and regulations of the SEC, or applicable State Laws, prepare promptly upon request such amendments or supplements to such registration statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations, and/or applicable State Laws;

         J. Advise the Shareholder or the Executor, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC (and/or any State Administrator) suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its prompt withdrawal if such stop order should be issued;

         K. Not file any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus to which the Shareholder or the Executor has reasonably objected on the grounds that such registration statement or prospectus or amendment or supplement


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thereto does not comply in all material respects with the requirements of the
Securities Act or the rules and regulations thereunder, and/or under any applicable State Laws, after having been furnished with a copy thereof a reasonable time (under the circumstances) prior to the filing thereof; provided, however, that the failure of the Shareholder or the Executor or its counsel to review or object to any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus (except to the extent of information furnished to the Company by the Shareholder or the Executor in writing) shall not affect the rights of the Shareholder or the Executor or its respective representatives, executors, administrators, partners, assigns, legal counsel, accountants or controlling persons or any underwriter or any controlling person of such underwriter under Section 3.e. hereof; and

         L. At the request of the Shareholder or the Executor, use its best efforts to furnish to the Shareholder or the Executor on the effective date of the registration statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, (A) a copy of the opinion of the counsel representing the Company for the purposes of such registration, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings, and (B) copies of letters from the independent certified public accountants of the Company, stating that they are independent public accountants within the meaning of the Securities Act and dealing with such matters as the Managing Underwriter may reasonably request, or if the offering is not underwritten that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or the prospectus or any amendment or supplement thereto comply as to form in all material respects with the applicable accounting requirements of the Securities Act and any applicable State Laws.

         ii. If and when the Shareholder or the Executor requests registration of Registrable Securities pursuant to Subsections a. or b. of this Section 3, the Shareholder or the Executor shall, at his expense and as expeditiously as possible, do the following:

         A. Supply the Company with all information reasonably required by the Company concerning the Shareholder, the Executor or the Estate, and the respective securities holdings and affiliates thereof, in connection with the proposed distribution by the Shareholder or the Estate and/or their respective affiliates;


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         B. Correct, supplement or amend information requested by or furnished to the Company so as to ensure that information supplied is not materially misleading or does not omit to state facts or information necessary to cause information provided, in light of the circumstances, not to be materially misleading or incomplete;

         C. Provide counsel to the Company, underwriters and accountants access to all information and records of the Shareholder and his affiliates, or of the Estate and its affiliates, that these professionals reasonably require to perform their "due diligence" functions in connection with any registration hereunder;

         D. Comply in all respects with the requirements of the Securities Act, the Securities Exchange Act, the NYSE, and applicable State Laws in connection with any registration or sale of securities hereunder;

         E. Comply in all material respects with reasonable requests by the Company and the Managing Underwriter in connection with the sale of the Registrable Securities (including without limitation entering into customary underwriting agreements) or with the activities by the Shareholder or the Estate and the affiliates thereof during or immediately following any underwriting period hereunder (including without limitation other sales or purchases of Company securities, confidentiality requirements, public statements, and responses to the SEC or other regulatory inquiries); and

         F. Pay promptly when due all registration fees and other fees and expenses of the SEC, the NYSE, and any State Administrator or other governmental entity, and all fees and expenses of his counsel, underwriters or placement agents, with respect to the registration and/or sale of Registrable Securities in accordance with the terms hereof.

         iii. The Company reserves the right to amend or to stop any registration or sale of Company securities if it concludes in good faith that such registration or sale would violate any applicable securities law or regulation. In such event, the Company shall send prior written notice to the Shareholder or to the Executor specifying the problems that the Company has identified in such detail as shall permit the Shareholder or the Executor to attempt to resolve such ostensible violations to the Company's reasonable satisfaction such that the registration is not stopped or withdrawn. However, the Company shall not be required, in any event, to take or to permit any registration or sale that it deems, in good faith, to violate the Securities Act (inclusive of its rules and regulations) or any State Laws. However, if such registration is canceled or withdrawn by the Company for any


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

reason or reasons not related to deliberate or grossly negligent misconduct by a Shareholder Party, including the intentional provision of materially misleading information (or the intentional omission of information required to make the statements made not materially misleading in light of the circumstances then and there pertaining), such registration shall not be deemed to be a demand registration by the Shareholder, the Executor or the Estate.

         d. Expenses.

         i. Subject to any generally applicable State Law requirements with respect to allocation of expenses, the Company shall bear one-half of all expenses incurred in connection with a registration statement filed pursuant to Subsection 3.a. hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with State Laws, fees of the NYSE, and fees of transfer agents and registrars; provided, that the Shareholder or the Estate holding the Registrable Securities covered by or included in such registration statement shall bear (1) the fees and disbursements of any legal counsel, accountants or other experts retained by the Shareholder or the Estate to review matters relating to such registration statement on behalf of the Shareholder or the Estate (2) any underwriting discounts or commissions applicable to the Registrable Securities, and (3) any transfer taxes payable on account of the transfer of such Registrable Securities.

         ii. Subject to any generally applicable State Law requirements with respect to allocation of expenses, the Company shall bear all expenses incurred in connection with a registration statement filed pursuant to Subsection 3.b. hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with State Laws, fees of the NYSE, and fees of transfer agents and registrars; provided, that the Shareholder or the Estate holding the Registrable Securities covered by or included in such registration statement shall bear (1) the fees and disbursements of any legal counsel, accountants or other experts retained by the Shareholder or the Estate to review matters relating to such registration statement on behalf of the Shareholder or the Estate (2) any underwriting discounts or commissions applicable to the Registrable Securities, and (3) any transfer taxes payable on account of the transfer of such Registrable Securities.

         e. Indemnification and Contribution.

         i. The Company hereby agrees to indemnify and hold harmless each Shareholder Party (as defined below) from and against, and agrees to reimburse each such Shareholder Party with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs and expenses (including reasonable attorneys and other professional fees and the disbursements thereof) to which any Shareholder Party may become subject, under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with written information furnished by the Shareholder, the Executor or the Estate, to such underwriter or such controlling person specifically for use in the preparation thereof.

         As used herein, the term "Shareholder Party" means and includes each of the following: the Shareholder, the Estate, the Executor, and each of the Shareholder's other representatives, executors, administrators, assigns, representatives, and partners, and each person who controls or is controlled by the Shareholder, the Executor, or the Estate within the meaning of the Securities Act.

         ii. The Shareholder hereby agrees that he and his Estate will indemnify and hold harmless each Company Party (as defined below) from and against, and agrees to reimburse each such Company Party, with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs or expenses (including attorneys and other professional fees and the disbursements thereof) to which any Company Party may become subject, under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but if and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was actually so made in reliance upon and in strict conformity with written information furnished by the Shareholder or his Executor specifically for use in the preparation thereof, or withheld by the Shareholder or the Executor after a request for such information is received from the Company or its representatives for use in the preparations thereof.

         As used herein, the term "Company Party" means and includes each of the following: the Company, its officers, and directors, legal counsel and accountants and each person who controls the Company within the meaning of the Securities Act.

         iii. Promptly after receipt by a party indemnified pursuant to the provisions of Subsection e.i. or e.ii. of this Section 3 of notice of the commencement (or threatened commencement) of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim therefor is to be made against the indemnifying party pursuant to the provisions of Subsection e.i. or e.ii. of this Section 3, notify the indemnifying party of the commencement (or threatened commencement) thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 3.e. and shall not relieve the indemnifying party from liability under this Section 3.e. unless such indemnifying party is prejudiced by such omission. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying parties similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under Subsection e.i. or e.ii. of this Section 3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (A) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (B) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (C) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action, or (D) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No party seeking indemnity will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation. The indemnified and the indemnifying party agree to cooperate fully and, to the maximum extent practicable, to wage a joint defense as to all claims for which the indemnified party demands indemnification pursuant to this Agreement.

         iv. If the indemnification provided for in Subsection e.i. or e.ii. of this Section 3 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such Subsection, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any indemnifying party shall be obligated to contribute pursuant to this Subsection 3.e.iv. shall be limited to an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Common Stock sold by the indemnifying party pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the indemnifying party has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Common Stock).

         v. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any Person who was not guilty of such fraudulent misrepresentation.

         f. Future Registration Rights. Except as expressly permitted by this Agreement or by the Shareholder or the Executor, and except for an underwriting agreement between the Company and one or more professional underwriters of securities, from and after the date hereof the Company agrees not to enter into any agreement to file a registration statement on demand for any equity securities under the Securities Act held by any other holder(s) of such securities ("Other Shareholder(s)") except pursuant to an agreement between the Company and such Other Shareholder(s) that specifically provides as follows: (i) the Other Shareholder(s) of such equity securities may not participate in any registration requested pursuant to Subsection a. of this Section 3 hereof without the written consent of the Shareholder or the Estate unless (A) the sale of the Registrable Securities is to be underwritten on a firm commitment basis and the Managing Underwriter in its good faith judgment concludes that the public offering or sale of such equity securities would not cause the number of shares of Registrable Securities and such equity securities to exceed the number which it is advisable to include in such offering to achieve not less than the minimum desired sale price, and (B) the Shareholder and the Estate shall have the right to participate, to the extent that either of them may request, in any registration statement initiated under a demand registration right exercised by the Other Shareholder(s), except that if the Managing Underwriter of a public offering made pursuant to such a demand registration limits the number of shares of Common Stock to be sold, the participation of the Shareholder or the Estate and the holders of all other Common Stock desiring to participate (other than the Other Shareholder(s)) shall be reduced pro rata based upon the number of shares of Registrable Securities and Common Stock held at the time of filing the Registration Statement; (ii) the Other Shareholder(s) may not participate in any registration requested pursuant to Section 3.b. hereof if the sale of Registrable Securities is to be underwritten unless, if the Managing Underwriter limits the total number of securities to be sold, the Other Shareholder(s) and the Shareholder (or the Estate) are entitled to participate in such underwritten distribution pro rata based upon the number of shares of Common Stock and Registrable Securities held at the time of filing the registration statement; and (iii) all equity securities excluded from any registration as a result of the foregoing limitations shall not be included in such registration and may not be publicly offered or sold for such period as the Managing Underwriter of such registered distribution may reasonably request.

         g. Reporting Requirements. The Company agrees (1) to use its best efforts to file timely such information, documents and reports as the SEC may require or prescribe under Sections 13, 14 or 15(d) (whichever is applicable) of the Securities Exchange Act of 1934 and (2) upon request, to furnish to the Shareholder such reports and documents filed by the Company with the SEC as the Shareholder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 3 are (i) to enable the Shareholder (or the Estate) to comply with the current public information requirement contained in paragraph
(c) of Rule 144 under the Securities Act should the Shareholder ever wish to dispose of any of the securities of the Company acquired by the Shareholder or his affiliates without registration under the Securities Act in reliance upon Rule 144 (or any other similar exemptive provision) and (3) to qualify the Company for the use of registration statements on Form S-3. In addition, the Company agrees to use its best efforts to take such other measures and file such other information, documents and reports, as shall be required of it hereafter by the SEC as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify, and maintain such qualification, for the use of Form S-3.

         h. Shareholder and Executor Information. The Shareholder or the Executor shall furnish the Company with such information with respect to the Shareholder and his affiliates or the Estate in connection with the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection therewith. Such information shall be used by the Company solely in connection with the requested registration and not for any other purpose(s) and shall be treated as strictly confidential by the Company except as otherwise required by the Securities Act or other laws, rules and regulations.

         i. Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

         4. Deviation from Agreement; Amendments; and Waivers. In order to amend or deviate from the terms of the Agreement, a party must first obtain the prior written consent of the other party, which consent may be withheld or granted in such party's sole discretion. No amendment(s), modification(s), deviations from agreements or covenants, or waiver(s) of any provision of this Agreement, shall in any event be effective unless the same shall be in writing and signed by appropriate officers of the Company and by the Shareholder or his authorized representative(s), including his Executor. No action or course of dealing on the part of any Person or entity, its officers, employees, consultants, heirs, administrators, executors or agents, nor any failure or delay by a party with respect to exercising any right, power or privilege of such party under this Agreement shall operate as a waiver thereof, except as expressly provided in writing in accordance with this Section.

         5. Construction. This Agreement constitutes a contract made under and shall be construed in accordance with and governed by the laws of the State of Tennessee.

         6. Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, Subsections or other divisions of this Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, Subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

         7. Shareholder's Death. This Agreement shall survive the Shareholder's death and shall inure to the benefit of the Shareholder's Executor and Estate.

         8. Time of Essence. Time is of the essence with regard to each and every provision of this Agreement.

         9. Successors and Assigns, Etc. All covenants and agreements contained by or on behalf of the parties in this Agreement shall bind such Person's administrators, executors, and successors and shall inure to the benefit of the other party and such other party's, administrators, executors, and successors. However, the rights and duties of the parties under this Agreement may not be assigned or delegated by any party without the written consent of the other.

         10. Notices. All communications under or in connection with this Agreement shall be in writing and shall be delivered by an overnight courier service of national standing (such as FedEx) and sent, charges prepaid, for next business day delivery. In addition, any communication deemed by the sending party to be urgent shall also be in writing and sent by telecopy or other similar form of rapid transmission followed by contemporaneously sending for overnight delivery by overnight courier as provided above (or, in the discretion of the sender, in lieu of telecopy, such communication can be delivered personally to the receiving party or to a representative thereof at such person's principal office as indicated herein (subject to change as provided below)). All such communications shall be sent or delivered to the parties at their respective addresses set forth below:

         a.       If to the Company, to:

                  Shoney's, Inc.
                  1727 Elm Hill Pike
                  Nashville, Tennessee 37210
                  Facsimile No. (615) 231-2531
                  Attention: President

         With a copy in each instance to:

                  James H. Cheek, III, Esq.
                  Bass Berry & Sims PLC
                  Suite 2700, First American Center
                  Nashville, Tennessee 37238
                  Facsmilie No. (615) 742-6298

         b.       If to the Shareholder, the Estate or Executor, to:

                  Raymond L. Danner
                  The Danner Company
                  2 International Drive Suite 510
                  Nashville, Tennessee 37217
                  Facsimile No. (615) 367-2156

         With a copy in each instance to:

                  Daniel W. Small, Esq.
                  Small & Ragan
                  323 Union Street, Suite 300
                  Nashville, Tennessee 37219-0608
                  Facsimile No. (615) 252-6001

         Any party may send notice in accordance with this Section of a new address to be used to contact such party. Any communication so addressed and transmitted shall be deemed to be given on the date received.

         11. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the actual or asserted violation or other breach of this Agreement, shall be settled by arbitration administered by the American Arbitration Association ("AAA") in accordance with its Commercial Arbitration Rules ("Rules"), and judgment upon the award rendered by the arbitrator(s) (and successor arbitrator(s)) may be entered in any court having jurisdiction thereof. There shall be (a) one neutral arbitrator for any dispute involving any claim in connection with this Agreement involving a monetary demand for Fifty Thousand Dollars ($50,000.00) or less and (b) as to any other dispute, three (3) neutral arbitrators selected by the AAA pursuant to the Rules. The arbitrators shall be duly licensed attorneys and (in the judgment of the AAA) substantially experienced in practicing securities law. The arbitrator(s) shall apply the procedural and substantive law of the State of Tennessee, as well as the Rules to the extent not inconsistent with such laws, except that the law applicable to the arbitration shall be Federal Arbitration Act, 9 U.S.C. ss.ss. 1, et seq. Any award by an arbitrator or panel of arbitrators shall be issued within 270 days from the first demand for arbitration in such matter. Any dispute as to whether a matter is arbitrable shall itself be arbitrated by the parties pursuant to this provision. No award shall include punitive damages. Rather, each award shall be for actual damages and out-of-pocket expenses. In the discretion of the arbitrator, or a majority of the arbitrators as the case may be, the award may include, as compensable damages and out-of-pocket expenses, all or part of a party's attorneys fees and other out-of-pocket expenses. The award for attorneys fees and costs to the prevailing party may be prorated as the arbitrator or a majority of the arbitrators shall deem just and proper. The Arbitrator(s) shall permit limited, non-abusive discovery in the form of depositions and the production of documents and records and shall, on application by a party, enter appropriate orders granting extraordinary relief to preserve the rights of the parties pending the issuance of the award.

         12. Best Efforts. The requirement that a party use its best efforts shall not require such party to assume unduly expensive, unduly burdensome, or otherwise commercially unreasonable obligations. However, it does require that such a party shall seek to perform the required duty with the same determination and diligence that it would use to obtain its own important business objectives.

         13. Good Faith and Fair Dealing; Cooperation. The provisions of this Agreement require in all cases that each party hereto, and all representatives thereof including underwriters and Managing Underwriters, or any other persons bound hereby or subject hereto, shall act in good faith and deal fairly in respect of the transactions described in this Agreement. All discretionary unilateral decisions permitted by this Agreement shall be subject to the limitation that such decisions are reasonable when made and not made other than in good faith intended to accomplish, where reasonably possible, the objectives of this Agreement.

         The parties agree to cooperate with each other in order to promptly and diligently discharge their obligations under this Agreement.

         14. Resolution of Issues, Etc. In the event that a Person, including a Managing Underwriter, shall recommend to the Company that a lesser number of Registrable Securities be registered (or shall make other recommendations relative to a registration of Registrable Securities) than has been requested by the Shareholder, the Company shall promptly send a copy of the Recommendation to the Shareholder and shall afford the Shareholder a reasonable opportunity to resolve any problems raised by such Person (including a Managing Underwriter), in whole or in part, with a view to resolving the problems raised by such Person and/or maximizing the number of Registrable Securities (and the price thereof) that can be sold pursuant to such registration.


                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY.]

         15. Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         In witness whereof the parties hereto have executed this Agreement to be effective as of the date first above written.

EACH OF THE PARTIES HERETO SPECIFICALLY ACKNOWLEDGES, THAT AFTER CONSULTATION WITH COUNSEL, SUCH PARTY HAS WAIVED SUCH PARTY'S RIGHT TO A TRIAL BY JURY AND CONSENTS TO THE ARBITRATION PROVISIONS OF THIS AGREEMENT AS TO ALL ISSUES. THIS IS A SPECIFIC INDUCEMENT TO EACH PARTY TO ENTER INTO THIS AGREEMENT AND A MATERIAL PART OF THE CONSIDERATION THEREFOR.



                                        THE COMPANY:

                                        SHONEY'S, INC.




                                        By:  /s/ J. Michael Bodnar
                                            ----------------------------------
                                            J. Michael Bodnar, President


                                        SHAREHOLDER:



                                             /s/ Raymond L. Danner
                                            ---------------------------------
                                            Raymond L. Danner

                                   EXHIBIT A

=============================================================================
Name of Owner                                     Number of Shares
=============================================================================
Raymond L. Danner                                    3,738,695
-----------------------------------------------------------------------------
Donna Danner Wilson,
Custodian for Whitney Wilson (UGMA)                     15,502
-----------------------------------------------------------------------------
Donna Danner Wilson,
Custodian for Justin Wilson (UGMA)                      19,107
-----------------------------------------------------------------------------
Donna Danner Wilson                                    122,511
-----------------------------------------------------------------------------
Roger Allen Danner                                      47,843
-----------------------------------------------------------------------------
The Danner Foundation                                  348,276
-----------------------------------------------------------------------------
Judith Boyer Danner,
Custodian for Raymond L. Danner, Jr.
(UGMA)                                                   7,101
-----------------------------------------------------------------------------
Judith Boyer Danner                                     83,068
-----------------------------------------------------------------------------
Gail Danner Griel                                      126,005
-----------------------------------------------------------------------------
Gail Danner Wilson,
Custodian for William Wilson, Jr. (UGMA)                17,862
-----------------------------------------------------------------------------
Gail Danner Wilson,
Custodian for David Wilson (UGMA)                        9,827
-----------------------------------------------------------------------------
Estate of Frances J. Danner, deceased                   27,742
=============================================================================